1 KOL Event December 6, 2022

2 Forward Looking Statements This presentation contains proprietary and confidential information of Lumos Pharma, Inc. (“Lumos,” “we,” “us” and “our”), and such content should be considered “Confidential Information” and covered by your confidentiality obligations to Lumos. This presentation is made solely for informational purposes, and no representation or warranty, express or implied, is made by Lumos or any of its representatives as to the information contained in these materials or disclosed during any related presentations or discussions. This presentation contains forward-looking statements of Lumos that involve substantial risks and uncertainties. All such statements contained in this presentation are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. We are passionate about our business, including LUM-201 and the potential it may have to help patients in the clinic. This passion feeds our optimism that our efforts will be successful and bring about meaningful change for patients. Please keep in mind that actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. We have attempted to identify forward-looking statements by using words such as “projected,” "upcoming," "will," “would,” "plan," “intend,” "anticipate," "approximate," "expect," “potential,” “imminent,” and similar references to future periods or the negative of these terms. Not all forward-looking statements contain these identifying words. Examples of forward-looking statements include, among others, statements we make regarding progress in our clinical efforts including comments concerning screening and enrollment for our trials, momentum building in our LUM-201 program for PGHD, anticipated timing of interim analyses of trials, LUM-201’s therapeutic potential when administered to pediatric subjects with idiopathic or moderate growth hormone deficiency, that the interim sample size should be adequate to provide an initial indication of LUM 201’s impact, expecting the primary outcome data readout for our trials, market size potential for LUM-201, predictions regarding LUM-201, goals with respect to LUM-201, the potential to expand our LUM-201 platform into other indications, future financial performance, results of operations, cash position, cash use rate and sufficiency of our cash resources to fund our operating requirements through the primary outcome data readout from the OraGrowtH210 and OraGrowtH212 Trials, and any other statements other than statements of historical fact. We wish we were able to predict the future with 100% accuracy, but that just is not possible. Our forward-looking statements are neither historical facts nor assurances of future performance. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make due to a number of important factors, including potential material differences between the interim results of our LUM-201 trials and the final results of the trails which are not known at this time, the effects of pandemics (including COVID-19), other widespread health problems, the Ukraine-Russia conflict, the outcome of our future interactions with regulatory authorities, our ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the ability to obtain the necessary patient enrollment for our product candidate in a timely manner, the ability to successfully develop our product candidate, the timing and ability of Lumos to raise additional equity capital as needed and other risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements. You should not rely on any of these forward-looking statements and, to help you make your own risk determinations, we have provided an extensive discussion of risks that could cause actual results to differ materially from our forward-looking statements in the "Risk Factors" section and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2021, as well as other reports filed with the SEC including our Quarterly Reports on Form 10-Q filed after such Annual Report. All of these documents are available on our website. Before making any decisions concerning our stock, you should read and understand those documents. We anticipate that subsequent events and developments will cause our views to change. We may choose to update these forward-looking statements at some point in the future; however, we disclaim any obligation to do so. As a result, you should not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. The data contained herein is derived from various internal and external sources. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. 11.12.2022

Investment Highlights

Lead asset targeting children with growth disorders

Novel Oral Rare Disease Asset	• Novel **oral** therapeutic asset, **LUM-201**, for growth hormone deficiency (GHD) disorders • LUM-201 acts within natural endocrine pathway, differentiated from injectable therapies • **Potential to disrupt** significant subset of sizable **injectable market** for GHD
Pipeline in a Product	• Worldwide injectable market for GHD disorders is **$3.4 billion*** • Market for initial oral LUM-201 indication, Pediatric GHD (PGHD), is **$1.2 billion*** • Prior data support potential efficacy of LUM-201 in multiple GHD disorders
Late-stage Trials in PGHD	• Phase 2 OraGrowtH**210** Trial & PK/PD OraGrowtH**212** Trials ongoing • Interim data obtained | Primary outcome data expected 2H 2023 • **Approximately 80% enrolled in Phase 2 OraGrowtH210 Trial**
Solid Financial Position	• Cash balance of **$73.7 million** as of close of **3Q 2022** • Cash runway **into 2Q 2024,** beyond OraGrowtH210 & OraGrowtH212 primary outcome data

PGHD = Pediatric Growth Hormone Deficiency
* USA, Germany, France, Italy, Spain, UK, Japan (Grandview Research, Growth Hormone Market Forecast, 2019)

3

4 Key Opinion Leaders in the Field of Pediatric Endocrinology Andrew Dauber, M.D., M.M.Sc., is the Chief of Endocrinology at Children’s National Hospital, specializing in growth disorders. Dr. Dauber has served as the program director and director of translational research at the interdisciplinary Cincinnati Center for Growth Disorders at Cincinnati Children’s Hospital Medical Center. Additionally, he was the director of their Genomics First for Undiagnosed Diseases Program and guided medical residents and fellows as an associate professor of pediatrics at the University of Cincinnati. He held similar roles as the assistant medical director for the clinical research unit at Boston Children’s Hospital and as an assistant professor in pediatrics at Harvard Medical School. Dr. Dauber has authored over 100 publications and is an active member of the Endocrine Society, Pediatric Endocrine Society, European Society of Pediatric Endocrinology and the Society for Pediatric Research, having received several awards and honors from these entities. Dr. Dauber received his M.D. and Master’s of Medical Sciences in Clinical Investigation from Harvard Medical School. Fernando Cassorla, M.D. is currently Chief of Pediatric Endocrinology at the Institute of Maternal and Child Research of the University of Chile, a position he has held since 1993. Previously, he served as Senior Investigator at the Developmental Endocrinology Branch of the National Institute of Child Health and Human Development, rising to the position of Clinical Director of this Institute in 1990. Dr. Cassorla has authored numerous chapters in pediatric endocrinology, authored or co-authored over 200 original articles in peer reviewed journals, and has presented over 300 abstracts at scientific meetings. Dr. Cassorla received his MD from the University of Chile. He is Board Certified in both Pediatrics and Pediatric Endocrinology, having completed his pediatric residency at the Albany Medical Center in New York and his fellowship in Pediatric Endocrinology at the Children´s Hospital of Philadelphia. Dr. Cassorla has received several international awards for his work, including the ESPE International Research Award, September 2022, and was elected to the Chilean Academy of Medicine for a lifetime position in 2003.

Andrew Dauber, M.D., M.M.Sc. OraGrowtH210 Trial

Review of Interim Data for Phase 2 OraGrowtH210 Trial Andrew Dauber, MD MMSc Chief of Endocrinology Children’s National Hospital Evaluation of Oral LUM-201 in Moderate Idiopathic Pediatric Growth Hormone Deficiency (PGHD) 6

Disclosures • Consulting fees or speaker honoraria: – Ascendis, OPKO, BridgeBio, Novo Nordisk, Pfizer, Ipsen, Sandoz • Prior Research Support – Novo Nordisk, Ipsen, Pfizer • Current Research Support – BioMarin, NICHD, Pfizer • Site Investigator in Lumos OraGrowth210 Trial 7

LUM-201 – Oral Growth Hormone Secretagogue

LUM-201

- Binds to GH Secretagogue (ghrelin) receptor
- Increases amplitude of endogenous GH pulses
- Acts within intact GH/IGF-1 feedback loop

- Phase 2 study ongoing
  - 3 doses of LUM-201 vs daily rhGH
  - 24-month study
  - Pre-pubertal GH deficiency


Hypothalamus
GHSR1a
LUM-201
SST
GHRH
Pituitary
GHSR1a
GH
IGF-1
SST = somatostatin
GHRH = growth hormone releasing hormone
GHSR1a = growth hormone secretagogue receptor 1a
GH = growth hormone
IGF-1 = insulin-like growth factor 1

https://lumos-pharma.com/posters-publications/
ClinicalTrials.gov NCT04614337.

8

Children's National.

Single Stim Dose of LUM-201 Identifies Likely Responders

LUM-201

Stim dose

Moderate / Idiopathic PGHD
PEM-Positive
~60% of total PGHD population[1]


Hypothalamus
SST
GHRH
GHSR1a
LUM-201
Pituitary
GHSR1a
GH
IGF-1

Responders to LUM-201[2]

Severe / Organic PGHD
PEM-Negative
~40% of total PGHD population


Hypothalamus
SST
GHRH
GHSR1a
LUM-201
Pituitary
GHSR1a

Non-Responders to LUM-201

Predictive Enrichment Marker Positive (PEM+)

- Baseline IGF-1 > 30 ng/ml
- Stim LUM-201 peak GH ≥ 5 ng/ml
- Functional but reduced HP-GH axis

Predictive Enrichment Marker Negative (PEM−)

- Baseline IGF-1 < 30 ng/ml
- Stim LUM-201 GH < 5 ng/ml
- Non-functional HP-GH axis

9

[1] Blum 2021 JES [2] Bright 2021 JES

HP-GH axis – hypothalamic pituitary growth hormone axis

Phase 2 OraGrowtH210 Trial in Moderate Idiopathic PGHD

Trial Design

- N = 80 subjects
- Only PEM(+) PGHD subjects
- Inclusion: stim GH $\geq$ 5 ng/mL* & baseline IGF-1 > 30 ng/ML
- rhGH treatment naïve
- ~45 trial sites US & Int'l
- Trial opened Q4 2020
- Trial duration 24 months

Randomization

- n = 20 LUM-201: 0.8 mg/kg/day
- n = 20 LUM-201: 1.6 mg/kg/day
- n = 20 LUM-201: 3.2 mg/kg/day
- n = 20 Daily rhGH injection

Trial Objectives

Primary Endpoint

- Annualized Height Velocity (AHV)

Goals

- Prospectively confirm utility of PEM strategy
- Determine optimal Phase 3 dose

Interim Data: 41 subjects @ 6 months on therapy – November 2022
Primary Outcome Data: 80 subjects @ 6 months on therapy – 2H 2023

10

* Peak GH response to single stimulation dose of 0.8 mg/kg dose of LUM-201

Children's National.

Historical Data for rhGH Growth Rates in Moderate PGHD rhGH 0204 rhGH GeNeSIS1 rhGH iPGHD2 rhGH KIGS3 0 4 8 12 16 20 n=3075 8.58 n=100 8.30 n=433 8.29 n=11 8.80 A n n u a li z e d H e ig h t V e lo c it y ( c m /y r) Historical Datasets • GeNeSIS1, iPGHD2, and KIGS3 AHV at 12 months on rhGH • Merck 0204 AHV at 6 months on rhGH • These historical trials set precedent for expected growth on rhGH in moderate idiopathic PGHD Predictions • Prediction for growth in OraGrowtH210 is AHV of ~8.3 cm/yr on both rhGH and LUM-201 based on this historical data Merck Eli Lilly PfizerSpain study Sources: 1 Blum et al JES 2021, 2 Lechuga-Sancho et al JPEM 2009, 3 Ranke et al JCEM 2010, 4 Bright et al JES 2021. 11

OraGrowtH210 Interim Analysis: AHV at 6 Months (41 Subjects)



Annualized Height Velocity (cm/yr)
20
16
12
8
4
0
Mean (Median) AHVs
7.26 (7.71)
8.57 (8.61)
7.77 (8.11)
11.05 (10.48)
11
10
10
10
0.8
1.6
3.2
rhGH
mg/kg
LUM-201

Interim Results

- 1.6 mg/kg/day LUM-201 cohort growth of 8.6 cm/year was in line with the expected rate of 8.3-8.5 cm/year based on historical data
- rhGH cohort grew at a much faster rate than expected or previously reported in moderate idiopathic PGHD population
- Cohort baseline differences predict faster first-year growth in the rhGH arm[1,2]
- Median AHV values offer more authentic comparison by minimizing impact of outliers
- Further enrollment of trial likely to even out baseline imbalances and produce more similar growth across cohorts

Children's National.

1 Blum et al JES 2021, 2 Ranke et al JCEM 2010

12

OraGrowtH210 Baseline Characteristics at Interim (n=41) LUM-201 0.8 mg Mean (SD) N=11 LUM-201 1.6 mg Mean (SD) N=10 LUM-201 3.2 mg Mean (SD) N=10 rhGH Mean (SD) N=10 Age (months) 95.5 (28.2) 99.3 (28.3) 96.1 (21.7) 90.3 (26.7) Height (cm) 113.8 (12.6) 114.6 (9.6) 113.8 (8.8) 111.6 (11.9) Height SDS -2.31 (0.32) -2.35 (0.62) -2.30 (0.48) -2.29 (0.43) Max Height SDS -1.76 -1.66 -1.57 -1.73 IGF-1 SDS -1.24 (0.573) -1.17 (0.72) -1.39 (0.61) -1.37 (0.48) Max IGF-1 SDS -0.3 -0.3 -0.6 -0.7 MPH (cm) 164.47 (6.44) 166.98 (7.15) 166.20 (8.06) 168.78 (8.85) MPH SDS ∆ 1.29 (0.62) 1.76 (0.60) 1.96 (0.83) 1.76 (0.73) BA Delay (yrs) 1.89 (1.02) 1.91 (0.53) 2.19 (0.86) 1.78 (0.96) BMI SDS1 -0.29 (1.04) -0.35 (0.79) -0.70 (0.48) +0.31 (1.05) 1 Yang, et al. Nature Sci Rep 2019, 9(1); 16181 2 Ranke et al JCEM 2010 SDS = Standard deviation score | MPH = Mid-parental height (Child’s target height) | MPH SDS delta = SD’s from target height | BA = Bone age | BMI = Body mass index • Imbalances were observed in baseline characteristics between rhGH arm & LUM-201 arms • Baseline characteristics predict faster 1st year growth on therapy for rhGH arm than for LUM-201 arms2 13

Growth Outliers in the rhGH Cohort: Two of Three Subjects Under Age 5 Randomized to rhGH 1 Ranke, et al 2010 JCEM P lines = Percentiles “Before” line marks height velocity before GH therapy First-year Growth on rhGH for Pfizer’s Moderate PGHD KIGS Database Analysis1 OraGrowtH210 youngest subjects in rhGH cohort at 6-months AHV 14

Interim OraGrowtH210 Data: LUM-201 Demonstrates Durable Response to 12 Months 0.8 1.6 3.2 rhGH 0 4 8 12 16 20 7 10.46 6 6.80 6 8.48 5 6.17 A n n u a li z e d H e ig h t V e lo c it y ( c m /y r) 9-month AHV mg/kg LUM-201 Conclusions • Growth rates for LUM-201 are consistent from 6 to 12 months • A Phase 3 non-inferiority trial is expected to be a 12-month study in a significantly larger population • Historically, non-inferiority margin for AHV’s in Phase 3 trials was ~2 cm 15

Safety Profile at Interim Analysis for OraGrowtH210 Trial 0.8 mg/kg 1.6 mg/kg 3.2 mg/kg ALL LUM-201 rhGH 34 mcg/kg N = 14 15 14 43 15 Number of AEs 31 45 38 114 21 Subjects with AE (%) 8 (57.1%) 13 (86.7%) 9 (64.3%) 30 (69.8%) 9 (60.0%) Treatment Related AEs (N) 2 1 3 6 3 Subjects with Treatment Related AEs (%) 1 (7.1%) 1 (6.7%) 2 (14.3%) 4 (9.3%) 2 (13.3%) Subjects with SAEs (%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) Data Available • Data available for 58 subjects at time of interim analysis • 66 subjects total enrolled at time of interim analysis 16

Summary of Interim OraGrowtH210 Data • Growth of 8.6 cm/yr on 1.6 mg LUM-201 in line with expectations • 9 and 12-month growth data look encouraging for LUM-201, but N is small • Interim safety data appear comparable to rhGH treatment 17

Fernando Cassorla, M.D. OraGrowtH212 Trial

Fernando Cassorla MD Chief of Pediatric Endocrinology Institute of Maternal and Child Research University of Chile, Santiago, Chile Effects of the oral growth hormone (GH) secretagogue LUM-201 (Ibutamoren) on pulsatile GH secretion and linear growth in children with moderate GH deficiency 19

Disclosure Fernando Cassorla M.D. Dr. Cassorla is an investigator for clinical studies with LUM-201 at the University of Chile and has previously acted as a consultant for Debiopharm, Novo Nordisk, Pfizer, Merck and Sandoz. LUM-201 is an investigational compound and is not approved for use by the FDA or any other regulatory agency. Some of the slides in this presentation are derived or copied from corporate presentations previously given by Lumos Pharma, Inc. These slides are used with permission. 20

▪ Does the oral administration of LUM-201 at the doses of 1.6 mg/kg or 3.2 mg/kg for 6 months increase height velocity? ▪ Is the change in height velocity correlated with changes in GH pulsatility? ▪ Is the increase in GH pulsatility and height velocity induced by LUM-201 dose dependent? Questions regarding the effects of LUM-201 in pediatric patients with moderate growth hormone deficiency: 21

• 24 prepubertal patients between the ages of 4 to 8 years (girls) and 10 years (boys) with short stature caused by moderate idiopathic PGHD, and naïve to GH treatment, will be randomized to receive oral LUM-201 at a dose of 1.6 mg/kg/day (n:12) or 3.2 mg/kg/day (n:12) • Pulsatile GH secretion has been assessed in blood samples obtained every 10 minutes over 12 hours (8 AM to 8 PM), at the beginning and after 6 months of LUM-201 therapy • Height velocity during the 6 months of LUM-201 administration has been compared with a baseline period prior to intervention Design of the OraGrowtH212 clinical PK/PD study of LUM-201 in naïve pediatric patients with moderate GH deficiency 22

LUM-201 in naïve prepubertal patients with GH deficiency

OraGrowtH212 Trial

LUM-201 1.6 mg/kg/day N=12

Screening	Baseline	6 months
Standard GH stimulation tests Peak GH to single LUM-201 dose	Height IGF-1 Q10m 12h GH	Height IGF-1 Q10m 12h GH

LUM-201 3.2 mg/kg/day N=12

Screening	Baseline	6 months
Standard GH stimulation tests Peak GH to single LUM-201 dose**	Height IGF-1 Q10m 12h GH	Height IGF-1 Q10m 12h GH

Inclusion Criteria: Height < 2 SD, delayed bone age, serum IGF-1 below the mean for age, and a peak GH response to a clonidine stimulation test between 3 and 10 ng/mL

** Peak GH response to a single LUM-201 0.8 mg/kg dose was also assessed in screening.

23

OraGrowtH212 Patient Baseline Characteristics • Mean Height SDS is lower in the 3.2 mg cohort than in the 1.6 mg cohort • 3.2 mg cohort subjects appear to be more growth hormone deficient than subjects in the 1.6 mg cohort • Differences between cohorts suggest faster growth on treatment for 3.2 mg subjects 24 Patient Gender Age (months) Dose (mg/kg) Height (SDS) Clonidine test (GH ng/mL) PEM test (GH ng/mL) time 0 peak peak 801-101 F 91 3.2 -2.39 8.2 32 801-102 M 74 3.2 -3.12 5.8 22.7 801-103 M 105 3.2 -1.85 3.1 18.2 801-104 F 97 1.6 -1.76 5.1 24.3 801-105 M 97 1.6 -1.85 7.8 23.7 801-106 F 63 3.2 -1.95 9.6 36.1 801-107 M 80 1.6 -2.14 9.8 21.5 801-108 F 89 1.6 -2.32 6.5 21.5 801-109 M 122 3.2 -2 7.5 19.5 801-110 M 105 1.6 -1.88 9.9 40.3

Height velocity before and after 6 months of LUM-201 administration pre-treat LUM-201 6 mo 0 4 8 12 A n n u a li z e d H e ig h t V e lo c it y ( c m /y r) 25 AHV Change in OraGrowtH212 Trial

Height velocity after 6 months of LUM-201administration



Mean AHV’s in OraGrowtH212 Trial
Annualized Height Velocity (cm/year)
20
12
8
4
0
7.14 cm
8.60 cm
n=5
n=5
1.6 mg/kg
LUM-201
3.2 mg/kg
LUM-201

26

Durable response after 12 months of LUM-201 administration • OraGrowtH212 data demonstrate that growth acceleration is durable up to 12 months • This separate study supports the narrowing of the AHV difference seen in the 210 trial as subjects approach 12 months on treatment • A Phase 3 non-inferiority trial is expected to be a 12-month study in a much larger population 27 Mean AHV’s in OraGrowtH212 Trial

▪ Does the oral administration of LUM-201 at the doses of 1.6 mg/kg or 3.2 mg/kg over 6 months increase height velocity? √ ▪ Is the change in height velocity correlated with changes in GH pulsatility? ▪ Is the increase in GH pulsatility and height velocity induced by LUM-201 dose dependent? Questions regarding the effects of LUM-201 in pediatric patients with moderate growth hormone deficiency: 28

Prior PK/PD Data Show LUM-201 Pulsatile MOA & Potential Efficacy in Moderate Idiopathic PGHD * Merck Study 020 patient subset. Cassorla, F. 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 0 6 12 18 24 30 Sampling Time (hr) S e ru m G ro w th H o rm o n e ( n g /m l) Patient A Baseline 6 months PEM-Positive Patient A • Prior PK/PD data in PEM+ subjects demonstrate pulsatile MOA of LUM-201 • Data show at 6 months, LUM-201 amplifies baseline GH peaks and increases serum GH AUC • In prior PK/PD study, blood samples were taken every 20 minutes over 24- hour period inclusive of significant GH secretion known to occur at night • GH secretion is not symmetric between day and nighttime hours and is not scalable to 24-hour secretion from our data PEM+ PGHD patient administered 0.8 mg/kg/day LUM-201 for 6 months* NightDay Q20m 24h GH 29

Percent change from baseline in GH area under the curve (AUC) after 6-months of LUM-201 administration at doses of 1.6 or 3.2 mg/kg/day 30 LUM-201 Dose 1.6 mg/kg/day 3.2 mg/kg/day Subjects (N) 4 5 Mean Change in GH AUC from Baseline 34% 197% GH Interim Data from OraGrowtH212 Trial

Interim Data from OraGrowtH212 Trial

Patient 105 – 1.6 mg/kg

		Baseline	6 months LUM-201 1.6 mg/kg/d
	IGF-1 (ng/ml)	110	
Q10m 12h GH	AUC_{0-12} (ng*hr/ml)	273	
	Height velocity (cm/yr)	4.6	

Q10m
12h GH



Patient 105
Baseline
Serum Growth Hormone (ng/ml)
0
2
4
6
8
0
200
400
600
800
Time (min)

31

Interim Data from OraGrowtH212 Trial

Q10m
12h GH

Patient 105 – 1.6 mg/kg

		Baseline	6 months LUM-201 1.6 mg/kg/d
	IGF-1 (ng/ml)	110	185
Q10m 12h GH	AUC_{0-12} (ng*hr/ml)	273	724
	Height velocity (cm/yr)	4.6	6.8



Patient 105
Baseline
Month 6
Serum Growth Hormone (ng/ml)
8
6
4
2
0
0
200
400
600
800
Time (min)

32

Interim Data from OraGrowtH212 Trial

Q10m
12h GH

Patient 103 – 3.2 mg/kg

		Baseline	6 months LUM-201 3.2 mg/kg/d
	IGF-1 (ng/ml)	124	
Q10m 12h GH	$AUC_{0\text{-}12}$ (ng*hr/ml)	276	
	Height velocity (cm/yr)	3.4	


Patient 103
Baseline
Serum Growth Hormone (ng/ml)
15
10
5
0
0
200
400
600
800
Time (min)

33

Interim Data from OraGrowtH212 Trial

Q10m
12h GH

Patient 103 – 3.2 mg/kg

		Baseline	6 months LUM-201 3.2 mg/kg/d
	IGF-1 (ng/ml)	124	262
Q10m 12h GH	$AUC_{0\text{-}12}$ (ng*hr/ml)	276	1959
	Height velocity (cm/yr)	3.4	8.3



Patient 103
Baseline
Month 6
Serum Growth Hormone (ng/ml)
15
10
5
0
0
200
400
600
800
Time (min)

34

IGF-1 serum concentrations after daily LUM-201 administration in OraGrowtH212 Trial 35 baseline month 1 month 3 month 6 month 12 0 100 200 300 400 8 121 7 214 5 254 5 226 4 215 9 114 8 191 7 199 4 196 2 244 M e a n I G F -1 c o n c e n tr a ti o n ( n g /m L ) 1.6 mg/kg 3.2 mg/kg

- We have documented an increase in the height velocity compared to baseline in a group of prepubertal patients with moderate GH deficiency treated with two doses of LUM-201 - The improved height velocity during LUM-201 administration appears to be correlated with an increase in GH pulsatility after 6 months of therapy with this drug - In this limited sample size, these preliminary findings suggest that the changes in height velocity and GH pulsatility induced by LUM-201 may be dose-dependent 36 OraGrowtH212 Interim results

Institute of Maternal and Child Research Pediatric Team, University of Chile 37

Rick Hawkins, CEO & Chairman Lumos Pharma, Inc.

39 OraGrowtH212 & OraGrowtH210 Comparative AHVs at 6 Months • OraGrowtH212 Trial results showed a similar growth rate to that seen in the OraGrowtH210 Trial • Anticipate fully enrolled datasets and larger N from both trials to strengthen these results • Anticipate larger Phase 3 trial to further support the LUM-201 AHVs seen in both OraGrowtH210 & OraGrowtH212 trials Conclusions OraGrowtH210OraGrowtH212

40 OraGrowtH210 & OraGrowtH212 Interim Data Combined • Post-hoc analysis of combined data conducted to determine optimal dose for Phase 3 • Comparable mean AHVs for top 2 LUM-201 doses seen at 6, 9, and 12 months • Combined interim data supports selection of 1.6 mg/kg/day dose for pivotal Phase 3 trial Conclusions Annualized Height Velocity for LUM-201 Combined Data from OraGrowtH210 & OraGrowtH212 Trials 1.6 3.2 0 4 8 12 16 20 15 8.05 15 8.09 A n n u a li z e d H e ig h t V e lo c it y ( c m /y r) mg/kg LUM-201 6 month AHV 1.6 3.2 0 4 8 12 16 20 10 7.28 10 7.83 A n n u a li z e d H e ig h t V e lo c it y ( c m /y r) 9 month AHV mg/kg LUM-201 1.6 3.2 0 4 8 12 16 20 6 7.36 6 7.83 A n n u a li z e d H e ig h t V e lo c it y ( c m /y r) 12 month AHV mg/kg LUM-201

Interim Analysis: LUM-201 Met Expectations in Idiopathic (PEM+) PGHD

Expected annualized height velocity (AHV) was met

- AHV of 8.6 cm at 6-months on 1.6 mg/kg/day LUM-201, in line with 8.3 cm expected in PEM+ PGHD

Durability of growth response was observed at 9 and 12 months

- LUM-201 AHVs are sustained & converge with rhGH AHVs at 12-month treatment interval

Safety and tolerability profile

- No treatment related SAEs, no trial dropouts due to AEs, and no meaningful safety signal

Evidence of a dose response & Phase 3 dose identified

- Interim safety and efficacy data support selection of 1.6 mg/kg/day for Phase 3

Data support potential for oral LUM-201 to disrupt injectable PGHD market

- ~$3.4 billion worldwide GHD market treated by injectable rhGH primed for conversion to oral therapy

SAEs = Serious adverse events   AEs = Adverse events

41

Questions & Answers